                             FREE WRITING PROSPECTUS FOR
                             FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)         SERIES 2005-FF12
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE

                                DECEMBER 12, 2005


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                             FREE WRITING PROSPECTUS FOR
                             FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)         SERIES 2005-FF12
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

AGGREGATE

                                 PROPERTY TYPES
                                 --------------
                             NUMBER OF     AGGREGATE
PROPERTY                     MORTGAGE      PRINCIPAL
TYPE                          LOANS         BALANCE           %            DTI
----                          -----     ----------------     ----         -----
Single Family Residence       6,606     1,326,703,650.21    67.51         42.29
Condo - Low Rise <5 floors      718       149,564,486.87     7.61         43.41
Condo - High Rise >8 floors      50        16,021,969.61     0.82         41.5
2 Family                        294        76,134,032.40     3.87         43.77
3 Family                         25         7,676,131.22     0.39         44.77
4 Family                          9         1,755,102.60     0.09         30.36
Modular                           1           199,628.54     0.01            35
PUD                           1,491       387,102,625.35     19.7         42.53
                              -----     ----------------     ----         -----
TOTAL:                        9,194     1,965,157,626.80      100         42.47
                              =====     ================     ====         =====

TOP 10 CITY CONCENTRATIONS

TOP 10 CITY                                                                                           WTD AVG    WTD AVG
CONCENTRATIONS          LOAN COUNT   $ AVGE LOAN AMOUNT   % OF POOL      AGG $ BALANCE       WAC        LTV        FICO
--------------          ----------   ------------------   ---------      -------------       ---        ---        ----
Chicago IL                      144           219,845.58       1.61       31,657,763.32    7.09077      80.87       651
Las Vegas NV                    125           244,542.50       1.56       30,567,812.05    6.81267      79.97       656
San Jose CA                      57           506,846.30       1.47       28,890,239.15    6.48064      79.62       678
Los Angeles CA                   63           374,434.34        1.2       23,589,363.66    6.44293      76.71       679
San Diego CA                     62           370,704.43       1.17       22,983,674.83    6.60017      80.75       675
Miami FL                         52           277,834.42       0.74       14,447,389.78     6.8329       79.9       665
Moreno Valley CA                 44           272,117.34       0.61       11,973,163.10    6.72068      79.81       657
Sacramento CA                    42           275,964.21       0.59       11,590,496.84    6.32703      78.77       675
Chula Vista CA                   22           511,140.71       0.57       11,245,095.56    6.56111      80.11       676
Stockton CA                      33           324,383.74       0.54       10,704,663.26    6.57039      78.99       675
Other                         8,550           206,726.08      89.94    1,767,507,965.25    6.85573      80.18       655
                              -----           ----------      -----    ----------------    -------      -----       ---
TOTAL:                        9,194           213,743.49        100    1,965,157,626.80    6.83804      80.13       656
                              =====           ==========      =====    ================    =======      =====       ===

28. TOP 10 ZIP CONCENTRATIONS

TOP 10 ZIP                                                                                       WTD AVG   WTD AVG
CONCENTRATIONS          LOAN COUNT   $ AVGE LOAN AMOUNT   % OF POOL   AGG $ BALANCE     WAC        LTV       FICO
--------------          ----------   ------------------   ---------   -------------     ---        ---       ----
92345 CA                         25           261,315.16       0.33      6,532,879.06  6.76774       82.4       665
92562 CA                         17           357,882.14       0.31      6,083,996.36  6.60438      77.44       693
92336 CA                         16           368,434.02        0.3      5,894,944.34  6.53962       80.7       676
92592 CA                         16           359,756.48       0.29      5,756,103.64   6.2902      79.85       671
91326 CA                          6           849,002.09       0.26      5,094,012.55  6.57243      75.49       714
92392 CA                         20           236,390.56       0.24      4,727,811.22  6.78945      77.43       642
92563 CA                         13           341,164.07       0.23      4,435,132.86   6.1782      78.62       664
93536 CA                         12           356,355.60       0.22      4,276,267.24  6.98663      80.88       662
91709 CA                          7           594,370.60       0.21      4,160,594.20  6.61532      79.01       706
95111 CA                          8           512,503.30       0.21      4,100,026.38  6.89413      80.08       686
Other                         9,054           211,408.86       97.4  1,914,095,858.95  6.84398      80.15       655
                              -----           ----------        ---  ----------------  -------      -----       ---
TOTAL:                        9,194           213,743.49        100  1,965,157,626.80  6.83804      80.13       656
                              =====           ==========        ===  ================  =======      =====       ===

2 FAMILY

TOP 10 CITY CONCENTRATIONS

TOP 10 CITY                                                                      WTD AVG  WTD AVG
CONCENTRATIONS      LOAN      $ AVGE LOAN   % OF POOL   AGG $ BALANCE     WAC      LTV      FICO
                    COUNT       AMOUNT
--------------      ----      -----------   ---------   -------------     ---      ---      ----
Chicago IL             35     251,364.46      11.56      8,797,756.19    6.993     78.62     652
Los Angeles CA         15     373,545.75       7.36      5,603,186.28    6.397      76.5     685
Brooklyn NY            11     479,208.74       6.92      5,271,296.19    6.383     79.25     715
Jamaica NY              6     496,678.11       3.91      2,980,068.68    6.986      80.7     703
Bronx NY                5     384,359.74       2.52      1,921,798.69    6.504     78.11     689
Staten Island NY        3     477,399.11       1.88      1,432,197.34    6.793      83.4     700
Port Chester NY         3     447,896.53       1.76      1,343,689.58    6.849     82.47     697
San Diego CA            2     473,646.47       1.24        947,292.94    6.870     84.94     650
Mount Vernon NY         2     461,418.16       1.21        922,836.32    6.358        80     742
Union City NJ           2     411,064.92       1.08        822,129.83    6.940     87.79     682
Other                 210     219,484.67      60.54     46,091,780.36    6.936     81.01     677
                      ---     ----------      -----     -------------    -----     -----     ---
TOTAL:                294     258,959.29        100     76,134,032.40    6.844     80.37     680
                      ===     ==========      =====     =============    =====     =====     ===

28. TOP 10 ZIP CONCENTRATIONS

TOP 10 ZIP                                                                       WTD AVG  WTD AVG
CONCENTRATIONS      LOAN     $ AVGE LOAN   % OF POOL   AGG $ BALANCE      WAC      LTV      FICO
                    COUNT      AMOUNT
--------------      ----     -----------   ---------   -------------      ---      ---      ----
11432 NY                3     542,290.27       2.14      1,626,870.80    7.484     81.28     691
10573 NY                3     447,896.53       1.76      1,343,689.58    6.849     82.47     697
11208 NY                3     418,664.18       1.65      1,255,992.54    6.577        80     727
11205 NY                1   1,200,000.00       1.58      1,200,000.00    6.250        80     759
60651 IL                6     199,724.10       1.57      1,198,344.59    7.036     77.29     633
60641 IL                3     345,094.87       1.36      1,035,284.61    6.744        80     683
11413 NY                2     487,524.48       1.28        975,048.96    6.250        80     691
10550 NY                2     461,418.16       1.21        922,836.32    6.358        80     742
11434 NY                2     454,000.00       1.19        908,000.00    6.270        80     731
07087 NJ                2     411,064.92       1.08        822,129.83    6.940     87.79     682
Other                 267     242,868.30      85.17     64,845,835.17    6.865     80.31     676
                      ---     ----------      -----     -------------    -----     -----     ---
TOTAL:                294     258,959.29        100     76,134,032.40    6.844     80.37     680
                      ===     ==========      =====     =============    =====     =====     ===

                                                    CDPROPTYPE IN '2F'
BACK
DEBT                         AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
TO                           PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
INCOME          NUMBER OF     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL   FULL    PERCENT  PERCENT
RATIO           MORTGAGE    OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING   LTV      CLTV      DOC       IO      SILENT
                  LOANS                                                                                                       SECOND
-----           --------    -----------      ----       ------    -----    -----------   ---      ----      ---       --      ------
0.01 to 5.00            2     $529,600.00    0.70%       5.863%    641      $264,800     80.00%    90.94%   100.00%  100.00%  54.68%
10.01 to 15.00          3     $616,670.25    0.81%       6.953%    608      $205,557     79.51%    94.30%     0.00%   90.16%  73.95%
15.01 to 20.00          4     $168,557.73    0.22%       8.238%    657       $42,139     90.47%    90.47%   100.00%    0.00%   0.00%
20.01 to 25.00         10   $2,064,769.89    2.71%       7.261%    660      $206,477     80.86%    83.37%    58.83%   64.32%  12.50%
25.01 to 30.00         10   $1,730,160.63    2.27%       7.108%    630      $173,016     74.67%    80.92%   100.00%   70.10%  31.26%
30.01 to 35.00         22   $5,028,701.94    6.61%       6.855%    675      $228,577     80.62%    90.31%    51.22%   53.48%  52.29%
35.01 to 40.00         29   $7,115,628.60    9.35%       6.824%    685      $245,367     79.14%    89.23%    53.29%   76.87%  50.49%
40.01 to 45.00         77  $21,386,280.21   28.09%       6.806%    691      $277,744     80.73%    94.72%    41.99%   60.24%  70.73%
45.01 to 50.00         92  $26,214,223.02   34.43%       6.905%    685      $284,937     80.89%    94.53%    30.50%   52.27%  68.44%
50.01 to 55.00         45  $11,279,440.13   14.82%       6.686%    662      $250,654     79.86%    89.16%    80.66%   55.64%  47.28%
                      ---  --------------  ------        -----     ---      --------     -----     -----     -----    -----   -----
TOTAL:                294  $76,134,032.40  100.00%       6.844%    680      $258,959     80.37%    92.36%    47.40%   58.64%  60.64%
                      ===  ==============  ======        =====     ===      ========     =====     =====     =====    =====   =====

3 FAMILY

TOP 10 CITY CONCENTRATIONS

TOP 10 CITY                                                               WTD AVG   WTD AVG
CONCENTRATIONS     LOAN     $ AVGE LOAN  % OF    AGG $ BALANCE    WAC       LTV      FICO
                   COUNT      AMOUNT      POOL
--------------     -----    -----------   ----   -------------    ---       ---      ----
Brooklyn NY            2    551,840.00   14.38   1,103,680.00   7.00691     75.66      699
Los Angeles CA         2    484,513.66   12.62     969,027.32   6.65559     77.97      688
Bronx NY               2    467,669.73   12.19     935,339.46    6.8023        80      695
Chicago IL             2    287,910.45     7.5     575,820.89   8.18357     71.68      650
Malden MA              1    558,959.90    7.28     558,959.90     6.375        80      768
North Bergen NJ        1    549,599.90    7.16     549,599.90     7.375        80      736
Union City NJ          1    478,331.25    6.23     478,331.25       6.5        80      686
Lancaster CA           1    376,000.00     4.9     376,000.00     6.875        80      624
Philadelphia PA        1    318,037.50    4.14     318,037.50     7.625     84.93      648
Newark NJ              1    300,000.00    3.91     300,000.00     6.625        80      643
Other                 11    137,394.09   19.69   1,511,335.00   7.11694     80.12      662
                      --    ----------   -----   ------------   -------     -----      ---
TOTAL:                25    307,045.25     100   7,676,131.22   7.00053     78.72      685
                      ==    ==========   =====   ============   =======     =====      ===

      Top

28. TOP 10 ZIP CONCENTRATIONS

TOP 10 ZIP                                                                WTD AVG   WTD AVG
CONCENTRATIONS     LOAN     $ AVGE LOAN  % OF    AGG $ BALANCE    WAC       LTV      FICO
                   COUNT      AMOUNT      POOL
--------------     -----    -----------   ----   -------------    ---       ---      ----
11232 NY               1    650,000.00    8.47     650,000.00      6.75     72.63      740
90065 CA               1    576,000.00     7.5     576,000.00      6.25        80      718
02148 MA               1    558,959.90    7.28     558,959.90     6.375        80      768
07047 NJ               1    549,599.90    7.16     549,599.90     7.375        80      736
60622 IL               1    548,000.00    7.14     548,000.00      8.25     74.76      656
10469 NY               1    544,000.00    7.09     544,000.00      6.75        80      695
07087 NJ               1    478,331.25    6.23     478,331.25       6.5        80      686
11210 NY               1    453,680.00    5.91     453,680.00     7.375        80      640
90018 CA               1    393,027.32    5.12     393,027.32      7.25        75      644
10467 NY               1    391,339.46     5.1     391,339.46     6.875        80      694
Other                 15    168,879.56      33   2,533,193.39    7.0839     79.93      651
                      --    ----------     ---   ------------   -------     -----      ---
TOTAL:                25    307,045.25     100   7,676,131.22   7.00053     78.72      685
                      ==    ==========     ===   ============   =======     =====      ===

                                                   CDPROPTYPE IN '3F'
BACK
DEBT                        AGGREGATE                           WEIGHTED    AVERAGE   WEIGHTED  WEIGHTED
TO                          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE  AVERAGE   PERCENT
INCOME          NUMBER OF    BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE   ORIGINAL  ORIGINAL    FULL    PERCENT  PERCENT
RATIO           MORTGAGE   OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING   LTV       CLTV       DOC       IO     SILENT
                 LOANS                                                                                                        SECOND
-----           --------   -----------       ----      ------    -----    -----------   ---       ----       ---       --     ------
5.01 to 10.00          1      $25,566.39     0.33%      8.13%     727       $25,566    80.00%    80.00%    100.00%     0.00%   0.00%
10.01 to 15.00         1     $376,000.00     4.90%      6.88%     624      $376,000    80.00%    90.00%    100.00%   100.00% 100.00%
15.01 to 20.00         1     $163,773.54     2.13%      7.88%     633      $163,774    80.00%    95.00%    100.00%     0.00% 100.00%
25.01 to 30.00         1      $56,338.15     0.73%      9.00%     690       $56,338    89.67%    89.67%    100.00%     0.00%   0.00%
35.01 to 40.00         3   $1,261,658.77    16.44%      6.58%     727      $420,553    75.92%    82.77%     45.65%    97.17%  45.65%
40.01 to 45.00         4   $1,014,773.15    13.22%      7.88%     654      $253,693    78.71%    79.98%    100.00%    62.40%   8.40%
45.01 to 50.00         9   $2,955,900.97    38.51%      7.02%     675      $328,433    79.34%    93.70%    100.00%    58.64%  86.70%
50.01 to 55.00         5   $1,822,120.25    23.74%      6.64%     706      $364,424    78.95%    85.81%    100.00%    46.32%  46.32%
                      --   -------------   ------       ----      ---      --------    -----     -----      -----     -----   -----
TOTAL:                25   $7,676,131.22   100.00%      7.00%     685      $307,045    78.72%    87.99%     91.07%    62.69%  60.03%
                      ==   =============   ======       ====      ===      ========    =====     =====      =====     =====   =====

4 FAMILY

TOP 10 CITY CONCENTRATIONS

TOP 10 CITY                                                                WTD AVG   WTD AVG
CONCENTRATIONS     LOAN    $ AVGE LOAN   % OF    AGG $ BALANCE     WAC       LTV      FICO
                   COUNT      AMOUNT     POOL
--------------     ----    -----------   ----    -------------     ---       ---      ----
Stockton CA            1    500,000.00   28.49     500,000.00     7.625     89.29      656
Elizabeth NJ           1    351,513.93   20.03     351,513.93     7.875        80      715
Opa Locka FL           1    184,000.00   10.48     184,000.00     7.125        80      785
Queensbury NY          1    174,682.74    9.95     174,682.74       6.5     72.92      731
Norwalk OH             1    160,772.01    9.16     160,772.01      7.75     71.56      663
Lewiston ME            1    148,549.24    8.46     148,549.24     6.875     79.57      698
Sioux Falls SD         1    126,211.79    7.19     126,211.79       7.5        80      687
Fort Dodge IA          1     56,191.04     3.2      56,191.04      9.25        90      596
Racine WI              1     53,181.85    3.03      53,181.85      8.25     74.68      600
                     ---    ----------    ----      ---------   -------     -----      ---
TOTAL:                 9    195,011.40     100   1,755,102.60   7.52063     81.29      692
                     ===    ==========    ====   ============   =======     =====      ===

      Top

      28. TOP 10 ZIP CONCENTRATIONS

TOP 10 ZIP                                                                 WTD AVG   WTD AVG
CONCENTRATIONS     LOAN    $ AVGE LOAN   % OF    AGG $ BALANCE     WAC       LTV      FICO
                   COUNT      AMOUNT     POOL
--------------     ----    -----------   ----    -------------     ---       ---      ----
95207 CA               1    500,000.00   28.49     500,000.00     7.625     89.29      656
07206 NJ               1    351,513.93   20.03     351,513.93     7.875        80      715
33054 FL               1    184,000.00   10.48     184,000.00     7.125        80      785
12804 NY               1    174,682.74    9.95     174,682.74       6.5     72.92      731
44857 OH               1    160,772.01    9.16     160,772.01      7.75     71.56      663
04240 ME               1    148,549.24    8.46     148,549.24     6.875     79.57      698
57104 SD               1    126,211.79    7.19     126,211.79       7.5        80      687
50501 IA               1     56,191.04     3.2      56,191.04      9.25        90      596
53403 WI               1     53,181.85    3.03      53,181.85      8.25     74.68      600
                     ---    ----------     ---   ------------   -------     -----      ---
TOTAL:                 9    195,011.40     100   1,755,102.60   7.52063     81.29      692
                     ===    ==========     ===   ============   =======     =====      ===

                                                  CDPROPTYPE IN '4F'
BACK
DEBT                         AGGREGATE                          WEIGHTED    AVERAGE   WEIGHTED  WEIGHTED
TO                           PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE   AVERAGE   PERCENT
INCOME          NUMBER OF     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE   ORIGINAL  ORIGINAL    FULL   PERCENT  PERCENT
RATIO           MORTGAGE    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING   LTV       CLTV      DOC       IO     SILENT
                 LOANS                                                                                                       SECOND
-----           --------    -----------      ----      ------     -----   -----------   ---       ----      ---    ------    ------
10.01 to 15.00         1     $500,000.00     28.49%     7.63%      656      $500,000   89.29%    89.29%    100.00%  100.00%   0.00%
20.01 to 25.00         1     $351,513.93     20.03%     7.88%      715      $351,514   80.00%    80.00%    100.00%    0.00%   0.00%
30.01 to 35.00         3     $327,942.88     18.69%     7.34%      678      $109,314   78.94%    78.95%    100.00%    0.00%   0.00%
40.01 to 45.00         1     $160,772.01      9.16%     7.75%      663      $160,772   71.56%    71.56%      0.00%    0.00%   0.00%
45.01 to 50.00         1     $174,682.74      9.95%     6.50%      731      $174,683   72.92%    72.92%    100.00%    0.00%   0.00%
50.01 to 55.00         2     $240,191.04     13.69%     7.62%      741      $120,096   82.34%    82.34%    100.00%   76.61%   0.00%
                     ---   -------------    ------      ----       ---      --------   -----     -----      -----    -----    ----
TOTAL:                 9   $1,755,102.60    100.00%     7.52%      692      $195,011   81.29%    81.29%     90.84%   38.97%   0.00%
                     ===   =============    ======      ====       ===      ========   =====     =====      =====    =====    ====